[HECLA LOGO]
                                                                       EXHIBIT A


               HECLA REPORTS FOURTH QUARTER AND YEAR-END RESULTS
                    FOR THE PERIOD ENDING DECEMBER 31, 1994
                         FOR RELEASE: FEBRUARY 2, 1995



             COEUR D'ALENE, Idaho -- Hecla Mining Company (HL & HL-B:NYSE) today reported a net loss for the fourth quarter ended Dec. 31, 1994, of $22.5 million, or 47 cents per common share, on revenue of $30.2 million after a $2.0 million quarterly dividend to preferred shareholders.
             As announced on November 11, 1994, the loss includes nonrecurring asset write-downs and reclamation adjustments of $18.0 million taken in the fourth quarter of 1994. Of this amount, $14.5 million is associated with the write-down and closure of Hecla's Republic Unit in northeast Washington State. An additional $3.5 million in asset write-downs and reclamation adjustments relates to six other Hecla properties.
             For the year, Hecla lost $32.7 million, or 74 cents per common share, on revenue of $134.0 million after an $8.0 million dividend paid to preferred shareholders. This compares with a loss of $21.9 million, or 58 cents per common share, on revenue of $96.1 million for 1993. Preferred dividends of $4.0 million were declared in 1993.
             Hecla's chairman, president and chief executive officer, Arthur Brown, said, "Gold production, revenues and operating profits were substantially improved in 1994 compared with 1993. However, nonrecurring write-downs, reclamation adjustments and continued weak silver prices adversely impacted earnings." Brown added that the merger with Equinox Resources Ltd. early in 1994 resulted in Hecla experiencing higher general and administrative expenses which should return to normal levels in 1995.
             Hecla's new Grouse Creek gold and silver mine in the historic Yankee Fork Mining District of central Idaho held its first gold pour in December 1994 signaling the start of an important and long-term operation for the company. While mining began on schedule midyear, construction delays at the mill and the rigors of commencing operations in sub-zero winter weather resulted in lower-than-expected production in 1994 and early 1995. However, the mill is now ramping up toward full production expected toward the end of the first quarter. Early mill testing indicated the facility will ultimately be able to operate at levels above the rated capacity of 6,000 tons per day. The costs per ounce at Grouse Creek will decline as full production levels are reached.
             In January, a U.S. District judge in Hawaii ordered the U.S. Forest Service to close all mining, logging, grazing and road construction in six Idaho national forests to protect salmon habitat. He specifically excluded operations like Grouse Creek, and Hecla does not believe the court order will have a material effect on its operation.
             At other metals operations, the new La Choya gold mine in Mexico performed well, and the Lucky Friday Unit in Mullan, Idaho, resumed operations on December 5 after being closed following an ore-conveyance accident on August
30. Mining costs per ton at the Lucky Friday will decline as full production levels are reached in the first quarter of 1995. At Republic, Hecla began phasing out its mining operations on January 2, 1995, as ore reserves were depleted. Shutdown will be complete by mid-February, although an exploration program will continue in the Republic Mining District.
             Hecla's industrial minerals subsidiaries turned in an exceptional performance for 1994 generating $7.3 million in operating profits and $10.4 million in positive cash flow. Sales were up 41.6 percent to $63.6 million, reflecting start-up of a new facility in Mexico, strong feldspar sales and a full year of production results from Mountain West Products Inc. acquired in December 1993.
             The recent decline of the Mexican peso has not significantly impacted results at La Choya as both funding for operations and gold sales are denominated in dollars. However, at our clay slurry plant in Monterrey, sales are denominated in pesos. At Dec. 31, 1994, Hecla has recorded a foreign currency translation adjustment totaling $797,000.
             Jorge E. Ordonez, a board member of several Mexican mining, steel and industrial companies, has been elected to Hecla's board of directors. A mining engineer, Ordonez was educated in geology and economics at Stanford University in California. Brown also thanked Paul A. Redmond for his years of service at his retirement from the board in December.
                                      -HL-




                                [HECLA Letter Head]

                              HECLA MINING COMPANY
               (dollars in thousands, except per-share amounts)
                                  (Unaudited)

                                                                  Fourth Quarter                      Year Ended
                                                            --------------------------       -----------------------------
                                                            Dec. 31,          Dec. 31,        Dec. 31,            Dec. 31,
       HIGHLIGHTS                                             1994            1993(1)           1994              1993(1)
                                                            --------         ---------       ----------         ----------
       FINANCIAL DATA
       Total revenue                                        $ 30,195         $ 21,689        $  133,974         $   96,060
       Gross profit (loss)                                       915             (698)            9,831               (779)
       Reduction in carrying value of mining
         properties                                            7,864            1,649             7,864              2,561
       Provision for closed operations and
         environmental matters                                10,280            2,327            11,353              2,327
       Net loss                                              (20,470)          (7,839)          (24,613)           (17,782)
       Net loss applicable to common
         shareholders                                        (22,483)          (9,852)          (32,663)           (21,852)
       Net loss per common share                               (0.47)           (0.25)            (0.74)             (0.58)
       Cash flow from operating properties (2)                 4,464             (233)           18,634             10,271

       SALE OF PRODUCTS BY SEGMENT
       Gold operations                                      $ 14,215         $  6,962        $   51,904         $   32,416
       Silver operations                                         291            2,379             8,924             13,476
       Industrial minerals                                    13,118           10,665            63,634             44,953
       Specialty metals                                        1,457              476             4,285              2,043
                                                            --------         --------        ----------         ----------
         Total sales                                        $ 29,081         $ 20,482        $  128,747         $   92,888
                                                            ========         ========        ==========         ==========

       GROSS PROFIT (LOSS) BY SEGMENT
       Gold operations                                      $  1,382         $    418        $    7,110         $    4,016
       Silver operations                                      (1,115)          (1,795)           (4,610)            (9,329)
       Industrial minerals                                       510              889             7,329              5,038
       Specialty metals                                          138             (210)                2               (504)
                                                            --------         --------        ----------         ----------
         Total gross profit (loss)                          $    915         $   (698)       $    9,831         $     (779)
                                                            ========         ========        ==========         ==========

       PRODUCTION SUMMARY - TOTALS
       Gold   - Ounces                                        36,867           21,852           127,878             95,907
       Silver - Ounces                                       134,384          554,396         1,642,913          2,992,499
       Lead   - Tons                                             477            3,930            13,214             21,093
       Zinc   - Tons                                             103              858             2,431              7,838
       Average cost per ounce of gold produced:
         Cash production costs                                  $281             $218              $273               $229
         Full costs                                             $347             $293              $334               $298
       Average cost per ounce of silver produced:
         Cash production costs                                 $6.03            $6.63             $5.81              $5.45
         Full costs                                            $7.99            $7.88             $7.17              $6.85

       AVERAGE METAL PRICES
       Gold   - Realized ($/oz.)                                 389              374               387                360
       Gold   - London Final ($/oz.)                             384              374               384                360
       Silver - Handy & Harman ($/oz.)                          5.14             4.60              5.28               4.30
       Lead   - LME Cash (cents/pound)                          29.4             18.8              24.8               18.1
       Zinc   - LME Cash (cents/pound)                          50.3             42.6              45.3               43.6


                              [HECLA Letter Head]

                            HECLA MINING COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (dollars in thousands)
                                 (Unaudited)

                                                                                                      Year Ended
                                                                                          --------------------------------------
                                                                                          Dec. 31, 1994         Dec. 31, 1993(1)
                                                                                          -------------         ----------------
      OPERATING ACTIVITIES
      Net loss                                                                                 $(24,613)              $(17,782)
      Noncash elements included in net loss:
        Depreciation, depletion and amortization                                                 14,757                 14,195
        Deferred income tax benefit                                                                  --                   (964)
        (Gain) loss on disposition of properties, plants and equipment                             (354)                 1,336
        Realized (gain) loss on sale of investments                                              (1,053)                    64
        (Gain) loss on retirement of long-term debt                                                 833                   (323)
        Accretion of interest on long-term debt                                                   2,495                  4,465
        Provision for reclamation and closure costs                                              11,353                  1,635
        Reduction in carrying value of mining properties                                          7,864                  3,432
        Minority interest in net loss of consolidated subsidiary                                     --                     43
      Change in:
        Accounts and notes receivable                                                            (4,675)                (2,360)
        Income tax refund receivable                                                               (247)                   390
        Inventories                                                                              (4,086)                  (669)
        Other current assets                                                                        406                   (554)
        Accounts payable and accrued liabilities                                                 (4,088)                 5,848
        Accrued payroll and related benefits                                                        668                    (83)
        Accrued taxes                                                                                (3)                  (343)
        Accrued reclamation and noncurrent liabilities                                           (4,608)                (3,058)
                                                                                               --------               --------
      Net cash provided (used) by operating activities                                           (5,351)                 5,272
                                                                                               --------               --------
      INVESTING ACTIVITIES
        Additions to properties, plants and equipment                                           (66,559)               (56,836)
        Proceeds from disposition of properties, plants and equipment                            13,809                  1,511
        Proceeds from sales of investments                                                       32,067                    273
        Purchase of restricted investments                                                      (13,553)                    --
        Purchase of investments and change in cash surrender value of
          life insurance, net                                                                       114                (28,171)
        Other, net                                                                                 (325)                (2,162)
                                                                                               --------               --------
      Net cash applied to investing activities                                                  (34,447)               (85,385)
                                                                                               --------               --------
      FINANCING ACTIVITIES
        Common stock issued under stock option plans and warrants                                 1,765                  1,425
        Issuance of common stock                                                                 63,499                  6,464
        Retirement of long-term debt                                                            (50,169)                    --
        Preferred stock dividends                                                                (8,050)                (2,058)
        Issuance of preferred stock                                                                  --                110,346
                                                                                               --------               --------
      Net cash provided by financing activities                                                   7,045                116,177
                                                                                               --------               --------
      Net increase (decrease) in cash and cash equivalents                                      (32,753)                36,064
      Cash and cash equivalents at beginning of period                                           40,031                  3,967
                                                                                               --------               --------
      Cash and cash equivalents at end of period                                               $  7,278               $ 40,031
                                                                                               ========               ========



                              [HECLA Letter Head]

                              HECLA MINING COMPANY
                          CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                                                                   Dec. 31,          Dec. 31,
                                                                                                     1994              1993(1)
                                                                                                   --------          ---------
                                                                                                 (unaudited)
       ASSETS
       Current assets:
         Cash and cash equivalents                                                                 $  7,278          $ 40,031
         Short-term investments                                                                          --            27,636
         Accounts and notes receivable                                                               23,516            18,841
         Income tax refund receivable                                                                   247                --
         Inventories                                                                                 18,616            15,020
         Other current assets                                                                         1,597             2,003
                                                                                                   --------          --------
           Total current assets                                                                      51,254           103,531
       Investments                                                                                    6,476             6,565
       Restricted investments                                                                        13,553                --
       Properties, plants and equipment, net                                                        260,269           229,055
       Other noncurrent assets                                                                        5,391             7,002
                                                                                                   --------          --------

           Total assets                                                                            $336,943          $346,153
                                                                                                   ========          ========
       LIABILITIES
       Current liabilities:
         Accounts payable and accrued expenses                                                     $ 13,570          $ 17,312
         Accrued payroll and related benefits                                                         2,724             2,056
         Preferred stock dividends payable                                                            2,012             2,012
         Accrued taxes                                                                                  925               928
         Accrued reclamation costs                                                                    4,254                --
                                                                                                   --------          --------
           Total current liabilities                                                                 23,485            22,308
       Deferred income taxes                                                                            359               359
       Long-term debt                                                                                 1,960            50,009
       Accrued reclamation costs                                                                     27,162            24,947
       Other noncurrent liabilities                                                                   4,098             3,858
                                                                                                   --------          --------

           Total liabilities                                                                         57,064           101,481
                                                                                                   ========          ========
       SHAREHOLDERS' EQUITY
       Preferred stock                                                                                  575               575
       Common stock                                                                                  12,036            10,080
       Capital surplus                                                                              328,995           265,687
       Retained deficit                                                                             (63,437)          (30,774)
       Net unrealized gain (loss) on investments                                                      3,396                (8)
       Foreign currency translation adjustment                                                         (797)               --
       Treasury stock                                                                                  (889)             (888)
                                                                                                   --------          --------

           Total shareholders' equity                                                               279,879           244,672
                                                                                                   --------          --------

           Total liabilities and shareholders' equity                                              $336,943          $346,153
                                                                                                   ========          ========


                              [HECLA Letter Head]

                              HECLA MINING COMPANY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
               (dollars in thousands, except per-share amounts)
                                 (Unaudited)

                                                                           Fourth Quarter                   Year Ended
                                                                       -----------------------        -----------------------
                                                                       Dec. 31,       Dec. 31,        Dec. 31,       Dec. 31,
                                                                         1994         1993(1)           1994         1993(1)
                                                                       --------       --------        --------       --------
       Sales of products                                               $ 29,081       $ 20,482        $128,747       $ 92,888
       Cost of sales and other direct                                  --------       --------        --------       --------
         productions costs                                               24,426         18,020         104,683         80,141
       Depreciation, depletion and amortization                           3,740          3,160          14,233         13,526
                                                                       --------       --------        --------       --------
                                                                         28,166         21,180         118,916         93,667
                                                                       --------       --------        --------       --------
       Gross profit (loss)                                                  915           (698)          9,831           (779)
                                                                       --------       --------        --------       --------
       Other operating expenses:
         General and administrative                                       2,182          2,822          11,132          8,140
         Exploration                                                      2,071          2,453           8,397          5,656
         Research                                                            --             22              --            150
         Depreciation and amortization                                       81            168             524            669
         Provision for closed operations and
           environmental matters                                         10,280          2,327          11,353          2,327
         Reduction in carrying value of mining properties                 7,864          1,649           7,864          2,561
                                                                       --------       --------        --------       --------
                                                                         22,478          9,441          39,270         19,503
                                                                       --------       --------        --------       --------
       Loss from operations                                             (21,563)       (10,139)        (29,439)       (20,282)
                                                                       --------       --------        --------       --------
       Other income (expense):
         Interest and other income                                        1,114          1,207           5,227          3,172
         Miscellaneous income (expense)                                     (58)           (50)           (234)           102
         Gain (loss) on investments                                         (76)            98           1,053            (64)
         Minority interest                                                   --             --              --             43
         Interest expense:
           Total interest cost                                              (83)        (1,234)         (2,606)        (5,224)
           Less amount capitalized                                           --          1,307           1,751          3,533
                                                                       --------       --------        --------       --------
                                                                            897          1,328           5,191          1,562
                                                                       --------       --------        --------       --------
       Loss before extraordinary item and income taxes                  (20,666)        (8,811)        (24,248)       (18,720)
       Income tax benefit                                                   196            972             468            938
                                                                       --------       --------        --------       --------
       Loss before extraordinary item                                   (20,470)        (7,839)        (23,780)       (17,782)
       Extraordinary loss on retirement of long-term debt                    --             --            (833)            --
                                                                       --------       --------        --------       --------
       Net loss                                                         (20,470)        (7,839)        (24,613)       (17,782)
       Preferred stock dividends                                          2,013          2,013           8,050          4,070
                                                                       --------       --------        --------       --------
       Net loss applicable to common shareholders                      $(22,483)      $ (9,852)       $(32,663)      $(21,852)
                                                                       ========       ========        ========       ========
       Net loss per common share                                       $  (0.47)      $  (0.25)       $  (0.74)      $  (0.58)
                                                                       ========       ========        ========       ========
       Weighted average number of common shares
         outstanding                                                     48,082         39,692          43,944         37,872
                                                                       ========       ========        ========       ========
       Common shares outstanding at end of period                                                       48,082         40,258
                                                                                                      ========       ========



                             [HECLA Letter Head]

                              HECLA MINING COMPANY
                                PRODUCTION DATA

                                                                           Fourth Quarter                  Year Ended
                                                                      ------------------------       -----------------------
                                                                       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                                         1994         1993(1)          1994          1993(1)
                                                                       --------       --------       --------       --------
       LA CHOYA UNIT(3)
       Tons of ore mined                                                516,827                     2,026,381
       Ore grade mined - Gold (oz./ton)                                   0.031                         0.041
       Gold produced (oz.)                                               15,869                        47,861
       Silver produced (oz.)                                              2,093                         6,019
       Average cost per ounce of gold produced:
         Cash production costs                                             $221                          $243
         Full cost                                                         $306                          $337

       GROUSE CREEK UNIT(4) (REFLECTS HECLA'S 80% SHARE)
         Tons of ore milled                                              34,654                        70,912
         Ore grade milled - Gold (oz./ton)                                 0.19                          0.10
         Gold produced (oz.)                                              2,093                         2,093
         Silver produced (oz.)                                            8,763                         8,763
         Average cost per ounce of gold produced:
           Cash production costs                                           $540                          $540
           Full cost                                                       $730                          $730

       REPUBLIC UNIT
       Tons of ore milled                                                33,424         29,476        120,165        110,846
       Ore grade milled - Gold (oz./ton)                                   0.28           0.41           0.36           0.48
       Gold produced (oz.)                                                8,610         11,241         39,085         49,601
       Silver produced (oz.)                                             70,369         70,541        283,326        276,688
       Average cost per ounce of gold produced:
         Cash production costs                                             $285           $248           $250           $207
         Full cost                                                         $348           $308           $306           $262

       AMERICAN GIRL UNIT (REFLECTS HECLA'S 47% SHARE)
       Tons of ore milled                                                28,928         31,830        119,189        119,797
       Tons of ore to heap                                              177,128         81,104        585,300        312,982
       Ore grade milled - Gold (oz./ton)                                  0.162          0.192          0.171          0.211
       Ore grade to heap - Gold (oz./ton)                                 0.024          0.034          0.025          0.036
       Gold produced (oz.)                                                8,128          9,007         30,624         35,192
       Silver produced (oz.)                                              6,132          4,711         18,366         17,801
       Average cost per ounce of gold produced:
         Cash production costs                                             $351           $175           $344           $257
         Full cost                                                         $367           $267           $367           $347

       LUCKY FRIDAY UNIT(5)
       Tons of ore milled                                                 5,588         39,427        124,986        179,579
       Ore grade milled - Silver (oz./ton)                                 7.62          12.30          10.74          12.03
       Silver produced (oz.)                                             42,555        474,805      1,306,884      2,122,738
       Lead produced (short tons)                                           477          3,930         13,214         19,795
       Average cost per ounce of silver produced:
         Cash production costs                                            $6.03          $6.63          $5.81          $5.54
         Full cost                                                        $7.99          $7.88          $7.17          $6.77

(1) Financial information and production data previously reported have been restated to reflect the acquisition of Equinox Resources Ltd., accounted for as a pooling of interests.

(2) Consists of income (loss) from operating properties plus depreciation, adjusted for changes in working capital.

(3) Production at the La Choya Unit began during February 1994.

(4) Production at the Grouse Creek Unit began during December 1994.

(5) Lucky Friday Unit resumed operations in December 1994 after a temporary suspension of operations that resulted from the August 30, 1994, ore-conveyance accident.


                             [HECLA Letter Head]